SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                           _________________

                               FORM 8-K
                           _________________


                             Current Report

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) October 14, 1997



                        BUTLER NATIONAL CORPORATION
          (Exact name of Registrant as specified in its charter)

          Delaware                 0-1678              41-0834293
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



                 1546 East Spruce Road, Olathe, Kansas  66061
               (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code:  (913) 780-9595

Former Name, former address and former fiscal year if changed since last report:

                                Not Applicable

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

          On October 14, 1997, the Company issued 110,384 shares of common stock, $.01 par value, for the convertible debenture in the amount of $102,800. The shares were issued to an accredited investor. The transaction was executed in reliance upon the exemption from registration afforded by Regulation S as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

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                                SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES & EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

BUTLER NATIONAL CORPORATION
(REGISTRANT)

OCTOBER 14, 1997          /S/ CLARK D. STEWART
    (DATE)                  CLARK D. STEWART, PRESIDENT
                            AND CHIEF EXECUTIVE OFFICER



OCTOBER 14, 1997          /S/ EDWARD J. MATUKEWICZ
    (DATE)                  EDWARD J. MATUKEWICZ, TREASURER
                            AND CHIEF FINANCIAL OFFICER